                                    EXHIBIT 1
                                    ---------

                  AGREEMENT AS TO JOINT FILING OF SCHEDULE 13G
                  --------------------------------------------

Each of the undersigned hereby affirms that it is individually eligible to use
Schedule 13G, and agrees that this Schedule 13G is filed on its behalf.

Dated: February 14, 2008

                              CITIGROUP VENTURE CAPITAL EQUITY PARTNERS, L.P.

                              By: CVC Partners, LLC
                                  Title: General Partner, Citigroup Venture
                                         Capital Equity Partners, L.P.

                              By: Citigroup Venture Capital GP Holdings, Ltd.
                                  Title: Managing Member of CVC Partners, LLC

                              By: /s/ Patricia A. Murphy
                                  ---------------------------------
                                  Name:  Patricia A. Murphy
                                  Title: Vice President of Citigroup Venture
                                         Capital GP Holdings, Ltd.

                              CVC PARTNERS, LLC

                              By: Citigroup Venture Capital GP Holdings, Ltd.
                                  Title: Managing Member of CVC Partners, LLC

                              By: /s/ Patricia A. Murphy
                                  ---------------------------------
                                  Name:  Patricia A. Murphy
                                  Title: Vice President of Citigroup Venture
                                         Capital GP Holdings, Ltd.

                              CITIGROUP VENTURE CAPITAL GP HOLDINGS, LTD.

                              By: /s/ Patricia A. Murphy
                                  ---------------------------------
                                  Name:  Patricia A. Murphy
                                  Title: Vice President


                              COURT SQUARE CAPITAL LIMITED

                              By: /s/ Patricia A. Murphy
                                  ---------------------------------
                                  Name:  Patricia A. Murphy
                                  Title: Vice President


                              CITICORP BANKING CORPORATION

                              By: /s/ William H. Wolf
                                  ---------------------------------
                                  Name: William H. Wolf
                                  Title: Senior Vice President


                              CITIGROUP INC.

                              By: /s/ Riqueza V. Feaster
                                  ---------------------------------
                                  Name:  Riqueza V. Feaster
                                  Title: Assistant Secretary